EXHIBIT 99.1

Michael A. McConnell                    DAVIS POLK & WARDWELL
State Bar No. 13447300                  Ulrika Ekman
J. Michael Sutherland                   David D. Tawil
State Bar No. 19524200                  450 Lexington Avenue
WINSTEAD SECHREST & MINICK P.C.         New York, New York 10017
777 Main Street, Suite 1100             (212) 450-4000
Fort Worth, Texas 76102
817/420-8240; 817/420-8201 fax
                                        SPECIAL COUNSEL FOR DEBTOR-IN-POSSESSION

COUNSEL FOR DEBTOR-IN-POSSESSION

                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

 In re:                                  ss.         Case No. 01-34275-SAF-11
                                         ss.         Case No. 01-34277-SAF-11
 WEBLINK WIRELESS, INC.,                 ss.         Case No. 01-34279-SAF-11
 PAGEMART PCS, INC.,                     ss.
 PAGEMART II, INC.                       ss.         Jointly Administered Under
                                         ss.         Case No. 01-34275-SAF-11
 Debtors.                                ss.

                           ORDER CONFIRMING DEBTORS'
                     SECOND AMENDED PLAN OF REORGANIZATION

IN DALLAS, TEXAS:

     Came on to be considered the confirmation of the Second Amended Plan of Reorganization filed herein by WebLink Wireless, Inc., PageMart PCS, Inc., PageMart II, Inc., Debtors and Debtors-in-Possession herein (collectively, the "Debtors"), as amended and modified herein (the "Plan"). After reviewing the Plan and the documents included in the Plan Supplement filed with this Court on August 2, 2002 (and as they may have been or may hereafter be amended, as permitted by law, the "Plan Documents"), the various affidavits, after taking judicial notice of all appropriate papers and pleading on file in these chapter 11 cases, and after considering the testimony, the testimony and other evidence presented, and hearing the arguments of counsel at the hearing to consider confirmation of the Plan (the "Confirmation Hearing"), the Court FINDS:

     A. These chapter 11 cases were commenced by the filing of voluntary chapter 11 petitions on May 23, 2001 (the "Petition Date") by the Debtors.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 1

     B. This Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss.1334 and 157. Venue in this District for these proceedings is proper pursuant to 28 U.S.C. ss.ss.1408 and 1409. This matter involves, inter alia, the administration of the estate, the allowance and disposition of certain claims, the adjudication of the relative rights of parties, the cancellation of various pre-petition notes and equity securities and the issuance and distribution of new notes and equity securities of the reorganized Debtors, the discharge of the Debtors, and other release and exculpation provisions, all as embodied in and implemented by virtue of the Plan and confirmation of the Plan. Accordingly, the matters determined herein constitute core proceedings under 28 U.S.C. ss.ss.157(b)(2)(A), (B), (L), and (O), without limitation.

     C. The Debtors have continued to operate their businesses and manage their properties as debtors in possession pursuant to 11 U.S.C.ss.ss.1107 and 1108.

     D. The Debtors are corporations duly organized and operating under the laws of the State of Delaware. The Debtors provide services throughout the United States.

     E. The Debtors filed their Second Amended Plan, along with an accompanying Disclosure Statement (the "Disclosure Statement") on July 15, 2002. Also on July 15, 2002, the Court entered an order (the "Disclosure Statement Order")
(a) approving the Disclosure Statement, (b) approving short form notices to matrix parties with $0.00 Claims and to Class 9 equity security holders, (c) scheduling the Confirmation Hearing and a prior hearing for certain preliminary matters, (d) setting the record date for voting, (e) setting the voting deadline, (f) approving the manner of notice of the Confirmation Hearing, (g) approving the procedures for filing objections to confirmation, and (h) setting the confirmation objection deadline. On August 16, 2002, the Court entered an order extending the deadline (until August 20, 2002), as to


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 2

Glenayre Electronics, Inc. ("Glenayre") alone, for the submission of a ballot and the filing of any objection to confirmation.

     F. The Plan, Disclosure Statement, the official ballots for voting for or against confirmation of the Plan by holders of Claims in Classes 2, 3, 4, 5, 6 and 7 (the "Ballots") and certain plan notices (including without limitation a Notice Regarding Confirmation Hearing on Plan of Reorganization constituting a substituted disclosure statement for holders of equity securities in Class 9) were duly and timely served upon the known members or potential members of all impaired Classes in accordance with the Disclosure Statement Order.

     G. Additionally, the Debtors published adequate notice of the Plan and the Confirmation Hearing in the Wall Street Journal, national edition, in accordance with the Disclosure Statement Order.

     H. Further, the Debtors published the Plan, the exhibits to the Plan, the Disclosure Statement, the Disclosure Statement Order, and various notices and other documents on the Debtors' website on the Internet, and thus made the terms of the Plan available as broadly as was practicable under the circumstances.

     I. Such service and publication notice constitute adequate and sufficient notice of the Plan, the voting deadline, the objection deadline, the Confirmation Hearing, and no other or further notice is or shall be required.

     J. The only timely filed, properly formatted objections to confirmation of the Plan were submitted by County of Comal, Texas, Pine Tree I.S.D., Texas, County of Harrison, Texas, Marshall I.S.D., Texas, County of Liberty, Texas, County of Williamson, Texas, Georgetown I.S.D., Texas, and Williamson County RFM, Texas (the foregoing collectively referred to herein as the "Texas Counties and I.S.D.s"), Missouri Department of Revenue (to the First Amended


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 3

Plan of Reorganization), Texas Comptroller of Public Accounts (herein the "State of Texas") and Glenayre (the latter being timely filed by the above-referenced Court approved extension). The objections of the Texas Counties and I.S.D.s and the State of Texas were withdrawn in view of concessions by the Debtor described in the decretal paragraphs, below. The objection of the State of Missouri to the First Amended Plan was withdrawn (or, more specifically, not reasserted as to the Plan) in view of modifications to the Plan (from the First Amended Plan) and the intervening interposition of objections to certain claims of the State of Missouri. The objection of Glenayre was also withdrawn. Other letters and documents which may or may not be properly treated as timely filed objections to confirmation of the Plan were submitted by Jeannie M. Place (Docket No. 1027), James J. Gende II (Docket No.
1055), Fred and Angeline De Guzman (Docket No. 1083), Jess Lambert, and Raed Kharofa. These and any other objections which may have been filed have either been withdrawn or are hereby overruled.

     K. After the conclusion of all voting, the allowed Ballots are hereby officially tallied as follows:

             For/Against   % Accepting         For/Against         % Accepting      Class Vote
     Class   (Numerosity)  (Numerosity)        (Claim Amt.)       (Claim Amt.)        Result
-----------------------------------------------------------------------------------------------
Class 2          4/0           100%          $80,872,357.78/0         100%           Accepts
Class 3          1/0           100%            $8,715,474/0           100%           Accepts1
Class 4         44/0           100%            $196,032,000           100%           Accepts
Class 5         30/17         63.83%           $278,000,000/         93.32%          Accepts
                                                $19,909,000
Class 6          8/5          61.54%          $1,496,300.43/         83.7%           Accepts
                                                $291,289.35
Class 7         97/15         86.61%           $202,997.84/          80.79%          Accepts
                                                 48,274.87


--------
1 Glenayre's oral motion at the Confirmation Hearing to change its rejecting vote to an accepting vote is granted.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 4

     L. The Plan complies with the applicable provisions of Title 11, United States Code (the "Bankruptcy Code"), thereby satisfying ss.1129(a)(1) of the Bankruptcy Code. Without limitation:

          (a) The Plan complies with all applicable provisions of ss.ss.1122, 1123, and 1124 of the Bankruptcy Code.

          (b) The solicitation of acceptances or rejections has been conducted pursuant to and in compliance withss.ss.1125 and 1145 of the Bankruptcy Code.

          (c) Specifically, in addition to Administrative Claims and Priority Tax Claims, which need not be classified, the Plan designates nine (9) classes of Claims and Interests, each as defined in the Plan. Classes are appropriately designated as impaired or unimpaired, as the case may be. The Claims or Interests placed in each such Class are substantially similar to other Claims or Interests, as the case may be, in such Class. The classification scheme of the Plan complies with ss.ss.1122 and 1123(a) of the Bankruptcy Code.

          (d) The Plan provides adequate and proper means for its implementation, thereby satisfyingss.1123(a)(5) of the Bankruptcy Code.

          (e) Under the Plan, each reorganized Debtor will amend its respective certificate of incorporation to prohibit the issuance of non-voting equity securities, and the Plan Trust, if applicable, will not be a corporation, thereby satisfying ss.1123(a)(6) of the Bankruptcy Code

          (f) The Plan's provisions with respect to the designation of the officers of the Debtors to serve as the officers of the reorganized Debtors, the selection of individuals


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 5
     named herein (which have been designated by the holders of Class 2 Claims and by the Official Unsecured Creditors' Committee on behalf of holders of Allowed Unsecured Claims, all in accordance with the Plan) and the selection (or prospective selection, as described elsewhere herein) of a Trustee under the Plan Trust Agreement are consistent with the interests of the holders of Claims and Interests, thereby satisfying ss.1123(a)(7) of the Bankruptcy Code.

          M. The Plan proponents have complied with all applicable provisions of the Bankruptcy Code, thereby satisfying ss.1129(a)(2) of the Bankruptcy Code. Specifically, the Debtors are proper debtors under ss.109 of the Bankruptcy Code, and have properly complied with the Bankruptcy Code and applicable rules in propounding the Plan and Disclosure Statement and in soliciting and tabulating votes on the Plan.

          N. The Plan has been proposed in good faith and not by any means forbidden by law, thereby satisfying ss.1129(a)(3) of the Bankruptcy Code.

          O. Any payments made or to be made by the Debtors for services or for costs and expenses in or in connection with the Debtors' chapter 11 cases or in connection with the Plan and incident to such chapter 11 cases have been approved by, or are subject to the approval of, this Court as to reasonableness, thereby satisfying ss.1129(a)(4) of the Bankruptcy Code.

          P. The identity and affiliation of any individual proposed to serve, after confirmation of the Plan, as a director or officer of the Debtors have been disclosed prior to or in connection with confirmation of the Plan, thereby satisfying ss.1129(a)(5)(A)(i) of the Bankruptcy Code. The assumption of office and/or continuance in office of such directors and officers is consistent with the interests of creditors and equity security holders and with public policy, thereby satisfying ss.1129(a)(5)(A)(ii) of the Bankruptcy Code. The identity of any insider that will be employed or


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 6
     retained by the reorganized Debtors and the nature of any compensation for each such insider has been disclosed prior to or in connection with confirmation of the Plan, thereby satisfying ss.1129(a)(5)(B) of the Bankruptcy Code. Without limitation, the following are deemed appointed and elected as and to be directors of WebLink Wireless, Inc. and members of its board of directors, effective as of the Effective Date of the Plan:
     N. Ross Buckenham, John T. Stupka, Eugene I. Davis, and Thomas T. Thompson. Additionally, subject only to the completion of the negotiations of the terms of engagement, compensation, insurance and the like, Nancy J. White is approved to be a director and member of the board of directors of WebLink Wireless, Inc., and, after the successful conclusion of such negotiations, the Debtors may submit an order deeming her appointed and elected as such, without further motion, general notice, or a hearing.

          Q. The Plan does not propose to change or alter any rates which are under the authority of any governmental regulatory commission, thereby satisfying ss.1129(a)(6) of the Bankruptcy Code.

          R. With respect to each impaired Class of Claims, each holder of a Claim in such impaired Class has either accepted the Plan or will receive or retain, under the Plan on account of such Claim, property of a value, as of the Effective Date (as defined in the Plan), that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on such date, thereby satisfying ss.1129(a)(7) of the Bankruptcy Code. This same test is also met with respect to holders of Interests because such holders would receive nothing under a chapter 7 liquidation determined as of such date.

          S. 11 U.S.C. ss.1111(b)(2) does not apply to the Claims in any Class under the Plan because, inter alia, no party in interest made a timely election for treatment under that section of the Bankruptcy Code. Alternatively, if and to the extent such Bankruptcy Code provision is


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 7
     applicable in any instance, each holder of a claim of such class will receive or retain under the Plan on account of such claim property of a value, as of the Effective Date of the Plan, that is not less than the value of such holders' interest in the estates' interest in the property that secures such claim.

          T. Each creditor Class of the Plan, other than Class 8, that is impaired has accepted the Plan. Without limitation, Classes 2 through 7 are impaired under the Plan and have accepted the Plan pursuant to the criteria of ss.1126 of the Bankruptcy Code.

          U. No impaired class or holder of an impaired claim is discriminated against unfairly in the Plan.

          V. As contemplated by the Settlement Agreement dated April 30, 2002, as approved by the Court pursuant to an Order entered on May 8, 2002, the Debtors have provided Plan treatment of Glenayre's "Note Indebtedness" claim that is "no worse, on a proportional basis" than the treatment proposed with respect to the claims of the secured lender group (the holders of the Class 2 Claims, sometimes the "Lenders"). Accordingly, the Debtors have met the requirements of the Settlement Agreement.

          W. The criteria for cramdown confirmation under ss. 1129(b) of the Bankruptcy Code are met with respect to Classes 8 and 9 notwithstanding the actual or deemed rejection of the Plan by such Class(es). The Plan is fair and equitable and does not discriminate unfairly against such Classes. Without limitation, no Class junior to such Classes are to retain or receive anything under the Plan, and one or more impaired, senior creditor Classes are not paid in full in present value under the Plan.

          X. No person or party has appeared at or in connection with the Confirmation Hearing in the capacity as a holder of a Claim in Class 8, nor has any such person objected to


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 8
     confirmation of the Plan in such capacity. One representative of Class 9 appeared by telephone and participated in cross-examination and in argument.

          Y. Except to the extent that the holder of a particular Claim has agreed to a different treatment of such claim, the Plan provides that, (a) as to each Claim of a kind specified in ss.ss.507(a)(1) or 507(a)(2) of the Bankruptcy Code, the holder of such Claim will receive on account of such Claim, on the Effective Date of the Plan, cash equal to the allowed amount of such Claim, in satisfaction of ss.1129(a)(9)(A) of the Bankruptcy Code; (b) with respect to a Class of Claims of a kind specified in ss.ss.507(a)(3), 507(a)(4), 507(a)(5), 507(a)(6), or 507(a)(7) of the
     Bankruptcy Code, each holder of a Claim in such Class will receive treatment comporting with the provisions of ss.1129(a)(9) of the Bankruptcy Code; and (c) with respect to a Claim of a kind specified in ss.507(a)(8) of the Bankruptcy Code, the holder of such Claim will receive on account of such Claim cash payments or deferred cash payments, over a period of not more than six years after the date of assessment of such Claim, of a value, as of the Effective Date of the Plan, equal to the allowed amount of such Claim, in satisfaction of ss.1129(a)(9)(C) of the Bankruptcy Code.

          Z. At least one Class of Claims impaired under the Plan has accepted the Plan, determined without including any acceptances of the Plan by any insider. 11 U.S.C.ss.1129(a)(10). Without limitation, this criteria is satisfied by the acceptances of each of Classes 2 through 7 of the Plan.

          AA. Confirmation of the Plan is not likely to be followed by the liquidation of the Debtors or the need for further reorganization of the Debtors, other than any liquidation or reorganization proposed in the Plan and, accordingly, the requirements of ss.1129(a)(11) of the Bankruptcy Code are satisfied.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 9

          BB. All fees payable under 28 U.S.C.ss.1930, as determined by this Bankruptcy Court, have been paid or the Plan provides for the payment of all such fees on the Effective Date of the Plan, in satisfaction of ss.1129(a)(12) of the Bankruptcy Code.

          CC. The Plan complies with ss.1129(a)(13) of the Bankruptcy Code.

          DD. The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933.

          EE. The Debtors and the D&O Releasees (as defined in the Plan) have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the protections afforded by Section 1125(e) of the Bankruptcy Code and the exculpation and release provisions set forth in Article 10 of the Plan.

          FF. No non-Debtor party to any of the executory contracts or unexpired leases of any Debtor to be assumed pursuant to Section 6.01 of the Plan (collectively, the "Assumed Contracts") has objected the assumption of its Assumed Contracts pursuant to the Plan, except for objections that have been consensually resolved. The Debtors have cured, or have provided adequate assurance that the Debtors will cure, any monetary amounts by which any Assumed Contract is in default, in accordance with ss. 365(b)(1) of the Bankruptcy Code, by the requirement in Section 6.03 fo the Plan that the Debtors pay the default amount in cash on the Effective Date of the Plan or as soon as practicable thereafter or on such other terms as the parties to such Assumed Contract may otherwise agree.

          GG. The Court may properly retain jurisdiction over the matters set forth in Article 11 of the Plan.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 10

          HH. This Bankruptcy Court the findings announced on the record on August 22, 2002, and reserves the right to enter further findings of fact and conclusions of law. As appropriate, all findings of fact are conclusions of law, and vice versa.

          Based upon the foregoing findings of fact and conclusions of law:

     1. IT IS ACCORDINGLY ORDERED that the Plan is hereby confirmed pursuant to 11 U.S.C. ss.1129(a) and, in the case of Class 8 and Class 9, pursuant to 11 U.S.C. ss.1129(b). All objections to confirmation have been withdrawn or are hereby overruled.

     2. IT IS FURTHER ORDERED that:

          (a) The following definitions in Section 1.01 of the Plan are stricken, to be replaced by those new definitions in the immediately succeeding subparagraph hereto:

          (i) "New Credit Agreement" means the Credit Agreement and/or any other documents governing the New Notes, and to be entered into by Reorganized WebLink Wireless, various lenders, the Administrative Agent, Glenayre and the Plan Trustee, if applicable.

          (ii) "New Tranche B Term Notes" means the secured notes to be issued by Reorganized WebLink Wireless pursuant to the Plan and the New Credit Agreement in terms similar to Exhibit B in the aggregate principal amount of $1,951,429.

          (iii) "New Tranche D PIK Notes" means the secured notes to be issued by Reorganized WebLink Wireless pursuant to the Plan and the New Credit Agreement in terms similar to Exhibit D in the aggregate principal amount of $1,736,772.

          (iv) "11 1/2% Exchange Notes" means the 11 1/4% Senior Subordinated Discount Exchange Notes due 2008, issued by WebLink pursuant to an effective registration statement filed under the Securities Act and exchanged for all 11 1/4% Notes.

          (b) The following definitions shall replace the corresponding definitions previously set forth in Section 1.01 of the Plan, as described in the immediately preceding subparagraph hereto:


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 11

          (i) "New Credit Agreement" means the Credit Agreement and/or any other documents governing the New Tranche A, B and E Notes, and to be entered into by Reorganized WebLink Wireless, various lenders, the Administrative Agent, and the Plan Trustee, if applicable.

          (ii) "New Tranche B Term Notes" means the secured notes to be issued by Reorganized WebLink Wireless pursuant to the Plan and the Glenayre Credit Agreement in terms similar to Exhibit B in the aggregate principal amount of $1,951,429.

          (iii) "New Tranche D PIK Notes" means the secured notes to be issued by Reorganized WebLink Wireless pursuant to the Plan and the Glenayre Credit Agreement in terms similar to Exhibit D in the aggregate principal amount of $1,736,772.

          (iv) "11 1/4% Exchange Notes" means the 11 1/4% Senior Subordinated Discount Exchange Notes due 2008, issued by WebLink pursuant to an effective registration statement filed under the Securities Act and exchanged for all 11 1/4% Notes.

          (c) The following new definition shall be added to Section 1.01 of the Plan in proper alphabetical order:

"Glenayre Credit Agreement" means the Credit Agreement and/or any other documents governing the New Tranche E Notes, and to be entered into by Reorganized WebLink Wireless and Glenayre.

          (d) Section 2.02 of the Plan shall be restated in its entirety as follows:

     Each Holder of an Allowed Priority Tax Claim due and payable on or prior to the Effective Date shall be paid Cash in an amount equal to the amount of such Allowed Claim in equal quarterly installments with interest at 7% per annum (calculated based on the number of days in such quarter and a year of 365 days) or as determined by the Bankruptcy Court, over a period of six years from the assessment of such taxes, or shall be paid on account of its Allowed Claim on such other terms as have been or may be agreed upon by such Holder and the Debtors or otherwise upon order of the Bankruptcy Court. All obligations of the Debtors in respect of Priority Tax Claims, including any Priority Tax Claim that is not an Allowed Claim on the Effective Date or that is not otherwise due and payable on the Effective Date, will be assumed on the Effective Date and paid or performed by Reorganized WebLink when due pursuant to the foregoing. The amount of any Priority Tax Claim that is not an Allowed Claim or that is not otherwise due and payable on or prior to the Effective Date, and the rights of the Holder of such Claim, if any, to payment in respect thereof shall (i) be determined in the manner in which the amount of such Claim and the rights of the Holder of such Claim would have been resolved or adjudicated if the Chapter 11 Cases had not been commenced, (ii) survive the Effective Date and Consummation of the Plan as if the Chapter


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 12

     11 Cases had not been commenced, and (iii) not be discharged pursuant to section 1141 of the Bankruptcy Code.

          (e) Section 5.01 of the Plan shall be restated in its entirety as follows:

     Except in the case that the Debtors elect to effect the Partnership Restructuring described below, on and as of the Effective Date, each Debtor shall remain in existence as a separate corporation, each with all of the powers of a corporation under the laws of the jurisdiction of incorporation. Except in the case that the Debtors elect to effect the Partnership Restructuring described below, and except as otherwise provided in the Plan or any agreement, instrument or indenture relating thereto, including the New Credit Agreement and the Glenayre Credit Agreement, on or after the Effective Date, all property of the Estates shall vest in Reorganized WebLink, free and clear of all Claims, liens, charges, or other encumbrances and Interests. On and after the Effective Date, Reorganized WebLink may operate the business and may use, acquire or dispose of property and compromise or settle any Claims or Interests, without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. In accordance with section 1109(b) of the Bankruptcy Code, nothing in the Plan shall preclude any party in interest from appearing and being heard on any issue in the Chapter 11 Cases.

     3. IT IS FURTHER ORDERED THAT, on or before the Effective Date, the Debtors shall file a conformed version of the entire Plan reflecting all corrections and changes in and to the Plan authorized herein.

     4. IT IS FURTHER ORDERED that pursuant to ss.1141 of the Bankruptcy Code, effective as of the Effective Date, but subject to consummation of the Plan, and except as expressly provided in the Plan or in this Confirmation Order, the provisions of the Plan (including the exhibits thereto) and all Plan Documents and other documents and agreements executed pursuant to the Plan are hereby approved and, together with this Confirmation Order, shall be binding on the Debtors and all holders of Claims against and Interests in any of the Debtors, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan. Without limitation, the Plan Documents may be further amended by (a) agreement of the respective counsel for the Debtors, the holders of the Class 2 Claims, the holder of the Class 3 Claim, and the Committee, in which case no further order shall be required, or (b)


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 13
in the absence of such agreements, by further order of this Court. In the case of the Plan Trust Agreement, the Debtors may either utilize such agreement or an indenture providing substantially the same terms, and may utilize any professional trustee or nationally recognized bank with a trust department that is (x) agreed to by counsel for the Committee, in which case no further order shall be required, or (y) in the absence of such agreement, by further order of this Court. Provided, that the Plan Documents shall, in form and substance and prior to the Effective Date, be reasonably satisfactory to the Debtors, the Committee, the agent for the holders of Class 2 Claims, and the holders of Class 3 Claims. Any disputes to the form of such documents shall be heard by the Court on September 5, 2002.

     5. IT IS FURTHER ORDERED that the assumption by the applicable Debtors of all executory contracts and unexpired leases not expressly rejected by separate or prior order, not the subject of a current motion to assume or reject that remains outstanding, or not otherwise reserved to a further hearing is hereby approved. Further, the assumption of all other obligations to be allowed pursuant to Sections 6.04 or 6.05 of the Plan is also approved. All assumed executory contracts and unexpired leases shall be assigned and transferred to, and remain in full force and effect for the benefit of the reorganized Debtors, notwithstanding any provision in any such contract or lease or applicable non-bankruptcy law that purports to prohibit, condition or restrict such assignment or transfer or purports to terminate, modify, or restrict, or permit a party other than any Debtor to terminate, modify or restrict, or permit a party other than the Debtors to terminate, modify or restrict, such contract or lease or any Debtor's rights thereunder or purports to create or impose, or permit a party other than the Debtor to create or impose, any additional duties, obligations, penalties, default rates of interest or payments (monetary or nonmonetary) upon any Debtor, in any such case as a result of (i) the filing by any Debtor of a petition for relief


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 14
under chapter 11 of the Bankruptcy Code or (ii) any Debtor's insolvency or financial condition at any time before its chapter 11 case is closed.

     6. IT IS FURTHER ORDERED that on and as of the Effective Date, all property of each Debtor's estate is and shall be vested in the applicable Debtor in the manner specified in the Plan.

     7. IT IS FURTHER ORDERED that all Interests and other equity interests in WebLink Wireless, Inc. are hereby terminated and canceled on and as of the Effective Date upon consummation of the Plan. Except as otherwise provided in the Plan, from and after the Effective Date, all persons and entities that have held, currently hold or may hold any Claims against any Debtors or any Interests in WebLink Wireless, Inc. (or other right of any equity security holder that is cancelled under the terms of the Plan) are forbidden from taking any of the following actions against any Debtors, the reorganized Debtors or any of their respective property on account of any such Claims, Interests or cancelled equity interests or rights: (a) commencing or continuing in any manner, any suit, action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order;
(c) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any Debtor; (d) creating, perfecting or enforcing any lien or encumbrance; and (e) commencing or continuing any action, in any manner, in any place, that does not comply with or is inconsistent with the provisions of the Plan or the Bankruptcy Code; provided, however, that the foregoing injunction shall not limit or preclude any person or entity from exercising its rights pursuant to and consistent with the terms of the Plan, the Plan Documents and the other documents and agreements executed pursuant to the Plan.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 15

     8. IT IS FURTHER ORDERED that all Securities Claims, as defined in the Plan, are hereby subordinated pursuant to ss.ss.510(b) and (c) of the Bankruptcy Code and, as Subordinated Claims and Interests under the Plan will be and are discharged on the Effective Date, without any distribution thereon by any Debtor or reorganized Debtor in accordance with Sections 3.02(h) and (i) of the Plan.

     9. IT IS FURTHER ORDERED that the issuance of all of the New Notes, New Warrants (and the New Common Stock to be issued thereunder), and New Common Stock (each, as defined in the Plan) to be issued under the Plan is exempt from registration under the Securities Act of 1933 and any state or local law requiring registration or licensing pursuant to, and to the extent provided by, ss.1145 of the Bankruptcy Code.

     10. IT IS FURTHER ORDERED that pursuant to ss.1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any security, or the making or delivery of any instrument of transfer under the Plan, may not be taxed under any law imposing a stamp tax or similar tax.

     11. IT IS FURTHER ORDERED that, pursuant to ss.1142 of the Bankruptcy Code, the Debtors, the reorganized Debtors and their respective officers and directors and all other necessary parties are authorized and empowered, and hereby directed, to execute and deliver the Plan Documents and all other instruments, agreements, and documents, and to take any and all other actions that may be necessary or desirable to comply with the terms and conditions of the Plan or to consummate or implement the Plan or this Confirmation Order.

     12. IT IS FURTHER ORDERED that the Debtors and the reorganized Debtors are authorized, empowered and directed, pursuant to Section 303 of the Delaware General Corporation Law, to take any and all actions that may be necessary or desirable to comply with


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 16
the terms and conditions of the Plan or to consummate or implement the Plan or this Confirmation Order, all without further corporate action or action of the directors or stockholders of any of the Debtors or reorganized Debtors.

     13. IT IS FURTHER ORDERED that September 3, 2002 at 4:30 p.m. CT is hereby fixed as the last day and time for the filing (and service, so that it is actually received by such time and date) of any and all estimates of any and all claims for professional services or substantial contribution ("Fee Claims") for services rendered or anticipated to be rendered up to and including the Effective Date of the Plan. Fee Claims are subject to disallowance in the absence of a timely filed fee estimate. All final fee applications thereon shall be filed on or before October 4, 2002.

     14. IT IS FURTHER ORDERED that October 4, 2002 is hereby fixed as the Administrative Bar Date, which is the last day to file any and all motions or applications for payment of Administrative Claims (as defined in the Plan) other than Fee Claims.

     15. IT IS FURTHER ORDERED that, if the rejection of an executory contract or an unexpired lease of any Debtor results in damages to any non-debtor party to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable unless a Proof of Claim is filed with the Bankruptcy Court and served upon the Debtor no later than 4:30 p.m. CT on September 23, 2002.

     16. IT IS FURTHER ORDERED that nothing in the Plan or in this Confirmation Order shall be construed to deprive any taxing authorities of any statutory liens which may inure to the benefit of such taxing authorities to secure payment of any pre-petition Priority Tax Claims or any post-petition Administrative Claims for taxes.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 17

     17. IT IS FURTHER ORDERED that, in the case of post-petition Administrative Claims for state and local taxes, the submission of tax bills or invoices presented in the ordinary course to the Debtors shall suffice in lieu of a formal claim for Administrative Payment. In the event that the Debtors contest any such bills or invoices, the Court shall then determine whether its claims determination processes or the state or local rules for contesting such taxes shall apply. Provided, in view of the objections filed by the State of Texas and the Debtors' proposed resolution thereof, neither the Plan nor this Order shall affect the rights of the State of Texas under either 28 U.S.C. ss.1341 or the 11th Amendment of the United States Constitution, and nothing in the Plan or this Order shall be construed to alter Texas state tax law with respect to refunds and setoffs involving the State of Texas.

     18. IT IS FURTHER ORDERED that the exculpation and release provisions of
Article 10 of the Plan purporting to grant exculpation of or releases to any individual shall not be construed to release such individual from his or her liability, if any, for any unpaid state or local taxes under applicable non-bankruptcy state law.

     19. IT IS FURTHER ORDERED that, except as set forth in the preceding sentence, the releases and exculpation provisions contained in Article 10 of the Plan are hereby authorized, approved and binding on all persons and entities who may otherwise have standing to assert any claims, obligations, rights, suits, damages, causes of action, remedies and/or liabilities released or exculpated thereunder, and from and after the Effective Date, all such persons and entities are permanently enjoined from commencing or continuing in any manner any suit, action or other proceeding on account of or respecting any such claims, obligations, rights, suits, damages, causes of action, remedies and/or liabilities.


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 18

     20. IT IS FURTHER ORDERED that on and as of the Effective Date, all contractual, legal, equitable, equitable subordination and turnover rights that a holder of a Claim or Interest may have with respect to any distribution to be made pursuant to the Plan will be discharged and terminated, and all suits, actions and other proceedings and all other efforts to enforce or attempt to enforce any such contractual, legal, equitable, equitable subordination and/or turnover rights are hereby permanently enjoined. The provisions of the Plan constitute a good faith compromise and settlement of all Claims or controversies relating to the enforcement of all such contractual, legal, equitable, equitable subordination and turnover rights. The compromise and settlement of all such Claims and controversies is approved under Bankruptcy Rule 9019 as being fair, equitable, and reasonable and in the best interests of the Debtors, the reorganized Debtors and the holders of Claims and Interests.

     21. IT IS FURTHER ORDERED that, pursuant to ss.1141(d) of the Bankruptcy Code, (a) the rights afforded in the Plan and the treatment of all Claims and Interests therein, shall be in exchange for and in complete satisfaction, discharge and release of Claims and Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date, against the Debtors or any of their assets or properties, (b) on the Effective Date, all such Claims against and Interests in the Debtors shall be satisfied, discharged and released in full, and (c) all persons and entities shall be precluded from asserting against any Debtor or reorganized Debtor, their respective successors or assigns or their assets or properties any other or further Claims or Interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date of the Plan.

     22. IT IS FURTHER ORDERED that pursuant to 28 U.S.C. ss.ss.1334 and 157, this Bankruptcy Court shall retain exclusive jurisdiction of all matters arising in, arising under, and


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 19
related to the chapter 11 cases and the Plan, including the matters specified in Article 11 of the Plan.

     23. IT IS FURTHER ORDERED that the classification of Claims and Interests for purposes of distributions to be made under the Plan shall be governed solely by the terms of the Plan. The classifications set forth on the Ballots tendered or returned by the holders of Claims in connection with voting on the Plan (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan, (b) do not necessarily represent, an in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims under the Plan for distribution purposes, and (c) may not be relied upon by the holder of any Claim as representing the actual classification of such Claims under the Plan for distribution purposes.

     24. IT IS FURTHER ORDERED that, pursuant to Bankruptcy Rule 3020(e), the ten (10) day stay of this Confirmation Order imposed thereby is waived and the Debtors are hereby authorized to consummate the Plan and the transactions contemplated therein immediately following entry of this Confirmation Order upon satisfaction (or waiver pursuant to the Plan) of the conditions set forth in Section 9.02 of the Plan.

     25. IT IS FURTHER ORDERED that, where appropriate, the findings of fact and conclusions of law contained hereinabove shall also have the force of decretal paragraphs and the foregoing decretal paragraphs shall also have the force of findings of fact, conclusions of law, or both, as appropriate.

     26. IT IS FURTHER ORDERED that the provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent. The failure specifically to include or reference any


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 20
particular provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of this Court that the Plan be confirmed in its entirety. If there is any direct conflict between the Plan and this Confirmation Order, the terms of this Confirmation Order shall control.

     IT IS SO ORDERED, this ___ day of August, 2002.


                                          -------------------------------------
                                          HONORABLE STEVEN A. FELSENTHAL
                                          UNITED STATES BANKRUPTCY JUDGE


ORDER CONFIRMING DEBTORS' SECOND AMENDED PLAN OF REORGANIZATION          Page 21